LAZARD RETIREMENT FUNDS, INC.

Supplement to Prospectuses dated April 30, 2014 and December 31, 2014—effective March 31, 2015

The following supplements "Principal Investment Strategies and Principal Investment Risks –Principal Investment Strategies" in the Prospectuses:

Each Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio's investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio's investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The following supplements "Principal Investment Strategies and Principal Investment Risks –Principal Investment Risks" in the Prospectuses:

Hedging Risk. Derivative instruments, such as futures contracts or swap agreements, even when entered into for the purpose of protecting the value of Portfolio investments (hedging), may reduce returns, such as when such instruments are not well correlated with the investments seeking to be hedged. In addition, while such instruments may protect the value of Portfolio investments from a decline in value, the entry into such contracts for hedging purposes would limit any gains associated with the investments being hedged. The Portfolio's ability to fully hedge its risk may be further limited by regulatory and other constraints.

February 24, 2015